 Citizens Financial Services, Inc.

 Our Two Goals for 2025  To leverage our new markets and new teams to create additional wealth, and

 Our Two Goals for 2025  To leverage our new markets and new teams to create additional wealth, and  To organically improve capital levels that were impacted by the 2023 acquisition.

 Results of our Actions  Experienced an All-Time  Record High in Earnings

 Results of our Actions  How did we achieve such outstanding earnings?  Diligent net interest margin management,

 Results of our Actions  How did we achieve such outstanding earnings?  Diligent net interest margin management,  Customer relationship growth,

 Results of our Actions  How did we achieve such outstanding earnings?  Diligent net interest margin management,  Customer relationship growth,   Expansion of fee-based services,

 Results of our Actions  How did we achieve such outstanding earnings?  Diligent net interest margin management,  Customer relationship growth,   Expansion of fee-based services,   Effective risk management, and

 Results of our Actions  How did we achieve such outstanding earnings?  Diligent net interest margin management,  Customer relationship growth,   Expansion of fee-based services,   Effective risk management, and  Cost control and efficiencies.

 2025 Financial Performance

 Efficiency Ratio History  Finished in the 86th percentile compared to the CZFS peer group for 2025.

 Return on Equity History  Finished in the 40th percentile compared to the CZFS peer group for 2025.

 Return on Assets History  Finished in the 87th percentile compared to the CZFS peer group for 2025.

 Cash Dividends Paid History  1% stock dividend paid in 2021, 2022, 2023, 2024 and 2025

 Liquidity Position & Sources   Liquidity Sources  December 31, 2025  $ in Thousands  Cash and Cash Equivalents   $37,916   FHLB Borrowing Capacity Remaining  636,189  Brokered Deposits Capacity  590,629  FRB Borrowing Capacity  29,546  Total  $1,294,280   Investments     US Gov't & Agency  $181,297   MBS & CMO   $149,310   Municipals  $120,608   Corporates  $11,304   Less: Pledged Securities  -364,216  Net Unpledged Securities  $98,303   Total Liquidity Sources  $1,392,583

Key Financial Highlights

Balance Sheet	2023	2024	2025	Q1 2025	q2 2025	q3 2025	q4 2025
Total Assets	$2,975,321	$3,025,724	$3,064,564	$3,016,338	$2,967,274	$3,056,421	$3,064,564
Total Gross Loans	$2,258,215	$2,322,849	$2,360,015	$2,321,717	$2,257,284	$2,348,896	$2,360,015
Total Deposits	$2,321,481	$2,382,028	$2,376,979	$2,364,854	$2,292,662	$2,411,203	$2,376,979
Loans/Deposits	97.27%	97.52%	99.29%	98.18%	98.46%	97.42%	99.29%
Capital & Per Share							
Common Equity	$279,666	$299,734	$338,051	$308,296	$313,653	$327,682	$338,051
Tangible Common Equity	$190,258	$211,084	$250,072	$219,831	$225,365	$239,550	$250,072
Tang. Common Equity/Tangible Assets (1)	6.59%	7.19%	8.40%	7.51%	7.83%	8.07%	8.40%
Tang. Common Equity/Tangible Assets (Excluding AOCL) (1)	7.46%	7.99%	8.82%	8.20%	8.56%	8.56%	8.82%
Bank Leverage Ratio	8.54%	8.99%	9.54%	9.06%	9.22%	9.44%	9.54%
Bank Total RBC Ratio (4)	NA[1]	11.99%	NA[1]	NA[1]	NA[1]	NA[1]	NA[1]
Profitability							
Net Interest Margin	3.21%	3.13%	3.50%	3.30%	3.47%	3.60%	3.69%
Efficiency Ratio (3)	58.32%	61.89%	54.50%	59.27%	57.29%	55.97%	54.50%
Core ROAA (1)	1.09%	0.96%	1.21%	1.00%	1.13%	1.33%	1.37%
Core ROAE (1)	12.01%	9.84%	11.51%	10.00%	10.88%	12.52%	12.53%
Core ROATCE (1)	16.25%	14.19%	15.94%	14.09%	15.19%	17.29%	17.01%
Core Earnings Per Share Diluted (1) (2)	$ 6.47	$ 5.94	$ 7.62	$ 1.59	$ 1.76	$ 2.09	$ 2.18
Dividend per share (2)	$ 1.90	$ 1.93	$ 1.98	$ 0.490	$ 0.490	$ 0.500	$ 0.500
TBV per Share (2)	$ 39.63	$ 43.91	$ 52.02	$ 45.73	$ 46.88	$ 49.83	$ 52.02
Net Income	$ 17,811	$ 27,818	$ 36,572	$ 7,621	$ 8,463	$ 10,005	$ 10,483
Asset Quality							
NPAs/Assets	0.44%	0.95%	0.95%	0.91%	0.92%	0.75%	0.95%
NCOs/Avg Loans	0.06%	0.11%	0.03%	0.03%	0.10%	0.00%	0.01%
Reserves/Loans	0.94%	0.94%	0.97%	0.95%	0.99%	0.96%	0.97%

Results of Our 2025 Goals  Continue to amplify our efforts -

 Results of Our 2025 Goals  Continue to amplify our efforts –   Fully engage our markets for growth,

 Results of Our 2025 Goals  Continue to amplify our efforts –   Fully engage our markets for growth,  Lending teams,

 Results of Our 2025 Goals  Continue to amplify our efforts –   Fully engage our markets for growth,  Lending teams,  Market leadership and facilities,

 Results of Our 2025 Goals  Continue to amplify our efforts –   Fully engage our markets for growth,  Lending teams,  Market leadership and facilities,  New product and technology introductions, and

 Results of Our 2025 Goals  Continue to amplify our efforts –   Fully engage our markets for growth,  Lending teams,  Market leadership and facilities,  New product and technology introductions, and  Take advantage of the improved borrowing environment.

 CZFS Common Stock

 CZFS Performance

 Institutional Ownership  26.3

 Shareholder Migration

 Industry Recognition

 Recognition

 Contributions

 More Than A Donation  Unity  In the  Community

 Peace of Mind

 Peace of Mind  Continuing our fight against cybersecurity and fraud.

 FCCB Fraud Occurrences  Fraud Losses  2023  2024  2025  Transactions  Check Fraud  112  74  169  ACH Fraud  7  30  33  Combined Total  119  104  202  Fraudulent Activity  Check Fraud  $830,316  $685,474  $791,558  ACH Fraud  $52,701  $209,210  $157,792  Combined Total  $883,017  $894,684  $949,350  Customer  Loss  Check Fraud  $18,359  $129,896  $6,868  ACH Fraud  $6,500  $11,600  $1,999  Combined Total  $24,859  $141,496  $8,867  Bank  Loss  Check Fraud  $129,809  $149,503  $124,441  ACH Fraud  $0  $0  $0  Debit Card Losses  $168,561  $122,122  $109,609  Combined Total  $298,370  $271,624  $234,050

 Peace of Mind  Continuing our fight against cybersecurity and fraud.  Hosted a scam awareness seminar.

 Peace of Mind  Continuing our fight against cybersecurity and fraud.  Hosted a scam awareness seminar.  Participated in Bankers Day at the Capitol.

 Peace of Mind  Continuing our fight against cybersecurity and fraud.  Hosted a scam awareness seminar.  Participated in Bankers Day at the Capitol.  Offering a Veterans Checking account.

 Peace of Mind  Continuing our fight against cybersecurity and fraud.  Hosted a scam awareness seminar.  Participated in Bankers Day at the Capitol.  Offering a Veterans Checking account.  Updating digital banking channels.

 Peace of Mind  Continuing our fight against cybersecurity and fraud.  Hosted a scam awareness seminar.  Participated in Bankers Day at the Capitol.  Offering a Veterans Checking account.  Updating digital banking channels.  Adding skilled board members.

 2026 Challenges  & Opportunities

 Challenges & Opportunities  Cryptocurrency

 Challenges & Opportunities  Cryptocurrency  AI (into everyday banking operations)

 Staggering Statistics  The Impact on PA Communities  Community banks headquartered in PA:  105  Community banks operating in PA:  123  Total deposits held at bank branches in PA:  $108 billion  Potential deposit outflows from PA banks to stablecoins:  $5.4 billion to $10.8 billion  Lost lending to PA households and businesses as a result of deposit outflow:  $4.6 billion - $9.3 billion drop in loans

 Challenges & Opportunities  Cryptocurrency. . .   Customer Needs:  Custodial Services,

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and  Collateral for loans

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and  Collateral for loans.   Investments In:  Technology,

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and  Collateral for loans.   Investments In:  Technology,  Policy development,

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and  Collateral for loans.   Investments In:  Technology,  Policy development,  Regulatory compliance, and

 Challenges & Opportunities  Cryptocurrency. . .    Customer Needs:  Custodial services,  Tokenized deposits, and  Collateral for loans.   Investments In:  Technology,  Policy development,  Regulatory compliance, and  Employee training.

 Challenges & Opportunities  IA. . .   Improvements In:  Operational efficiency,

 Challenges & Opportunities  IA. . .   Improvements In:  Operational efficiency,  Fraud detection,

 Challenges & Opportunities  IA. . .   Improvements In:  Operational efficiency,  Fraud detection,  Data quality,

 Challenges & Opportunities  IA. . .   Improvements In:  Operational efficiency,  Fraud detection,  Data quality,  Decision making, and

 Challenges & Opportunities  IA. . .   Improvements In:  Operational efficiency,  Fraud detection,  Data quality,  Decision making, and   Customer experience